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                                                                 EXHIBIT 10.41


                       SECOND AMENDMENT TO LOAN AGREEMENT

                                    BETWEEN

                             STANDARD FEDERAL BANK

                                      AND

              MCCLAIN INDUSTRIES, INC., MCCLAIN OF GEORGIA, INC.,
                      SHELBY STEEL PROCESSING COMPANY,
                    MCCLAIN TUBE COMPANY D/B/A QUALITY TUBE,
                      MCCLAIN INDUSTRIES OF OHIO, INC. AND
                            EPCO MANUFACTURING, INC.

     THIS AMENDMENT AGREEMENT made and delivered this 22nd day of June, 1995, by and between McClain Industries, Inc., a Michigan corporation, McClain of Georgia, Inc., a Georgia corporation, Shelby Steel Processing Company, a Michigan corporation, McClain Tube Company d/b/a Quality Tube, a Michigan corporation, McClain Industries of Ohio, Inc., a Michigan corporation (collectively, "Borrower"), and Epco Manufacturing, Inc. ("Epco"), a New York corporation, whose address/principal office is 6200 Elmridge, Sterling Heights, Michigan 48310, and Standard Federal Bank, a federal savings bank ("Standard Federal"), whose address is 2600 West Big Beaver Road, Troy, Michigan 48084.

RECITALS:

         A. On September 15, 1994, the Borrower and Standard Federal entered into a Loan Agreement, as amended by a First Amendment to Loan Agreement, dated February 16, 1995 (the "Loan Agreement"), pursuant to which the Borrower opened a revolving line of credit facility with Standard Federal, Loan No. 0250006199, with a credit limit of up to $9,500,000.00 (the "Line of Credit"), as evidenced by an Amended and Restated Promissory Note (Line of Credit), dated February 16, 1995, in the principal amount of $9,500,000.00 (the "Note"), secured by a Security Agreement dated September 15, 1994 (the "Security Agreement").

         B. The Borrower has requested an increase in the credit limit of the Line of Credit and a change in the advance formula thereunder, as herein provided, and Standard Federal is willing to supply such financing subject to the terms and conditions set forth in this Amendment Agreement.

         C. The Borrower has also requested the extension of an additional equipment purchase line of credit and a term loan, as herein provided, and Standard Federal is willing to supply such financing subject to the terms and conditions set forth in this Amendment Agreement.

         NOW, THEREFORE, in reliance upon the representations herein provided and in consideration of the premises and the mutual prom-
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ises herein contained, the Borrower and Standard Federal hereby agree as follows:

         1. The Borrower is a Michigan corporation in good standing. All corporate resolutions heretofore delivered to Standard Federal relative to borrowing money and granting security interests remain in full force and effect. Borrower has duly authorized and validly executed and delivered this Amendment Agreement and such Amendment Agreement and the Loan Agreement (as hereby amended) are valid and enforceable according to their terms and do not conflict with or violate Borrower's corporate charter or by-laws or any agreement or covenants to which Borrower is a party.

         2. The Security Agreement is valid and enforceable in accordance with its terms. Standard Federal's security interest in the collateral described in the Security Agreement is valid and perfected and Borrower is aware of no claims or interests in such collateral prior or paramount to Standard Federal's.

         3. Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced by the following new Section 1.1:

         1.1 Standard Federal hereby extends to the Borrower a revolving line of credit (the "Line of Credit") which shall not exceed at any one time outstanding the Credit Limit as hereafter defined.
         The term "Credit Limit" shall mean the lesser of: (a) Eleven Million and 00/100 Dollars ($11,000,000.00), or (b) an amount equal to the sum of: (i) an amount equal to 80% of Eligible Accounts Receivable, plus
         (ii) an amount equal to the lesser of: (1) Seven Million Five Hundred Thousand and 00/100 Dollars ($7,500,000.00), or (2) an amount equal to 50% of Qualified Inventory. As used herein, the term "Eligible Accounts Receivable" shall mean accounts receivable of the Borrower less than 90 days old, not doubtful as to collectibility or disputed as to existence or amount or subject to offset, contra-indebtedness or return and not intra-company or owing from any affiliated or related company or other entity, exclusive of any account receivable arising under a government contract, the assignment of which is subject to the Assignment of Claims Act of 1940, as amended, or any other similar federal or state statute or regulation governing the assignment of contracts with a governmental agency. The term "Qualified Inventory" shall mean the inventory of Borrower in which Standard Federal holds a perfected first security interest exclusive of any returned or damaged items and work-in-process.

         4. Simultaneously with the execution of this Amendment Agreement, the Borrower shall execute and deliver to Standard Federal a Second Amended and Restated Promissory Note (Line of Credit) in the stated principal amount of $11,000,000.00 (the "Amended Note") to evidence the Line of Credit as hereby amended


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and to replace the Note.  The "Line of Credit Note" referred to in the Loan
Agreement shall hereafter be deemed to refer to the Amended Note.

         5. Epco is hereby added as a borrower under the Loan Agreement and the term "Borrower," as used in the Loan Agreement, shall hereafter be deemed to refer to Epco, jointly and severally with the other entities referred to as "Borrower" in the Loan Agreement. Epco shall also execute and deliver the Amended Note, jointly and severally, with the other entities referred to as "Borrower" in the Loan Agreement. Epco shall also execute and deliver to Standard Federal with this Amendment Agreement a Security Agreement whereby Epco shall grant to Standard Federal a security interest of first priority in all personal property of Epco, in accordance with the provisions of Section 5.1(b) of the Loan Agreement.

         6.      The following new sections are hereby added to the Loan
Agreement:

         SECTION 1A1.            EQUIPMENT PURCHASE LINES OF CREDIT

         1A1A.1      First Line of Credit

         1A1A.1(a) Standard Federal hereby extends to the Borrower a revolving line of credit (the "First Line of Credit") which shall not exceed at any one time outstanding the principal amount of Four Hundred Twenty Six Thousand and 00/100 Dollars ($426,000.00) (the "First Credit Limit").

         1A1A.1(b) The First Line of Credit herein extended shall be subject to the terms and conditions of a Promissory Note (Line of Credit with Term Provisions) (First Line of Credit), in the principal amount of Four Hundred Twenty Six Thousand and 00/100 Dollars ($426,000.00), of even date herewith and all renewals and amendments thereof (the "First Line of Credit Note"). This Loan Agreement and the First Line of Credit Note are of equal materiality and shall each be construed in such manner as to give full force and effect to all provisions of both documents.

         1A1A.1(c)  If at any time the amount outstanding under the First
         Line of Credit shall exceed the First Credit Limit, Borrower shall, on demand, forthwith pay to Standard Federal such sums as are necessary to reduce the amount outstanding to an amount not greater than the First Credit Limit.

         1A1A.1(d) Each advance under the First Line of Credit shall be used solely for the purchase of equipment. Each advance shall be in an amount not in excess of Eighty Five percent (85.0%) of the cost to the Borrower of the equipment to be purchased with such advance. Standard Federal shall make advances under


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         the First Line of Credit only upon receipt by it in a form satisfactory to it of a true and authentic copy of the dealer invoice for the equipment purchased or to be purchased with the advance.

         1A1A.1(e) Standard Federal shall, from time to time to and until January 1, 1996 (the "First Term Date"), make advances to Borrower under the First Line of Credit upon request therefor by Borrower, subject to the other conditions contained in the First Line of Credit Note.

         1A1A.1(f)  Accrued interest shall be payable under the First
         Line of Credit Note on the 1st day of each month beginning on August 1, 1995 through and including the First Term Date. From and after the First Term Date, Standard Federal shall make no further advances under the First Line of Credit and the outstanding principal balance thereunder as of the First Term Date, with interest, shall be repaid in consecutive monthly payments of principal, each in the amount determined by dividing the outstanding principal balance under the First Line of Credit Note as of the First Term Date by 78, plus interest accrued to the due date of each such payment, commencing on February 1, 1996 and continuing on the same day of each consecutive month thereafter and a final payment on July 1, 2002 in an amount equal to the then unpaid principal and accrued interest under the First Line of Credit Note.

         1A1B.2           Second Line of Credit

         1A1B.2(a) Standard Federal hereby extends to the Borrower an additional revolving line of credit (the "Second Line of Credit") (the First Line of Credit and the Second Line of Credit are sometimes herein collectively referred to as the "Line of Credit") which shall not exceed at any one time outstanding the principal amount of Four Hundred Twenty Six Thousand and 00/100 Dollars ($426,000.00), less the principal outstanding under the First Line of Credit as of the First Term Date (the "Second Credit Limit").

         1A1B.2(b) The Second Line of Credit herein extended shall be subject to the terms and conditions of a Promissory Note (Line of Credit with Term Provisions) (Second Line of Credit), in the principal amount of Four Hundred Twenty Six Thousand and 00/100 Dollars ($426,000.00), of even date herewith and all renewals and amendments thereof (the "Second Line of Credit Note") (the First Line of Credit Note and the Second Line of Credit Note are sometimes herein collectively referred to as the "Line of Credit Notes"). This Loan Agreement and the Second Line of Credit Note are of equal materiality and shall each be construed in such manner as to give full force and effect to all provisions of both documents.


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         1A1B.2(c)  If at any time the amount outstanding under the Second Line of Credit shall exceed the Second Credit Limit, Borrower shall, on demand, forthwith pay to Standard Federal such sums as are necessary to reduce the amount outstanding to an amount not greater than the Second Credit Limit.

         1A1B.2(d) Each advance under the Second Line of Credit shall be used solely for the purchase of equipment. Each advance shall be in an amount not in excess of Eighty Five percent (85.0%) of the cost to the Borrower of the equipment to be purchased with such advance. Standard Federal shall make advances under the Second Line of Credit only upon receipt by it in a form satisfactory to it of a true and authentic copy of the dealer invoice for the equipment purchased or to be purchased with the advance.

         1A1B.2(e)   Standard Federal shall, from time to time after the First
         Term Date and to and until July 1, 1996 (the "Second Term Date"), make advances to Borrower under the Second Line of Credit upon request therefor by Borrower, subject to the other conditions contained in the Second Line of Credit Note.

         1A1B.2(f)   Accrued interest shall be payable under the Second Line of
         Credit Note on the 1st day of each month beginning on February 1, 1996 through and including the Second Term Date. From and after the Second Term Date, Standard Federal shall make no further advances under the Second Line of Credit and the outstanding principal balance thereunder as of the Second Term Date, with interest, shall be repaid in consecutive monthly payments of principal, each in the amount determined by dividing the outstanding principal balance under the Second Line of Credit Note as of the Second Term Date by 78, plus interest accrued to the due date of each such payment, commencing on August 1, 1996 and continuing on the same day of each consecutive month thereafter and a final payment on January 1, 2003 in an amount equal to the then unpaid principal and accrued interest under the Second Line of Credit Note.

         SECTION 1A2.           MCCLAIN/EPCO TERM LOAN

         1A2.1     Standard Federal hereby extends to the Borrower a term loan
         (the "McClain/Epco Term Loan") in the principal amount of Two Hundred Forty Thousand and 00/100 Dollars ($240,000.00).

         1A2.2     The McClain/Epco Term Loan herein extended shall be subject to the terms and conditions of a Promissory Note (Term Loan) of even date herewith and all renewals and amendments thereof (the "McClain/Epco Term Note"). The McClain/Epco Term Loan shall be payable and shall bear interest as set forth in the McClain/Epco Term Note. This Loan Agreement and the


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         McClain/Epco Term Note are of equal materiality and shall each be construed in such manner as to give full force and effect to all provisions of both documents.

         7. Except as herein amended, the Loan Agreement and Security Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the Borrower and Standard Federal have caused this Amendment Agreement to be executed as of the day and year first written above.


                                           BORROWER:

                                           MCCLAIN INDUSTRIES, INC., a Michigan
                                                corporation


                                           By:
--------------------------                     ------------------------------
                                                E. James Zabinski

                                                Its: Treasurer
                                                    -------------------------


                                           38-1867649
                                           ----------------------------------
                                           Taxpayer Identification Number


                                           MCCLAIN OF GEORGIA, INC., a Georgia
                                                corporation


                                           By:
--------------------------                      -----------------------------
                                                Carl L. Jaworski

                                                Its: Secretary
                                                    -------------------------


                                           58-1738825
                                           ----------------------------------
                                           Taxpayer Identification Number


                                           SHELBY STEEL PROCESSING COMPANY, a
                                                Michigan corporation


                                           By:
--------------------------                      -----------------------------
                                                Carl L. Jaworski

                                                Its: Secretary
                                                     ------------------------

                                           38-2205216
                                           ----------------------------------
                                           Taxpayer Identification Number


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                                         MCCLAIN TUBE COMPANY d/b/a QUALITY
                                              TUBE, a Michigan corporation


                                         By:
--------------------------                   -----------------------------
                                               E. James Zabinski

                                               Its: Treasurer
                                                   -----------------------


                                         --------------------------------
                                         Taxpayer Identification Number


                                         MCCLAIN INDUSTRIES OF OHIO, INC., a
                                              Michigan corporation


                                         By:
--------------------------                   -----------------------------
                                               E. James Zabinski

                                               Its: Treasurer
                                                   ------------------------



                                         --------------------------------
                                         Taxpayer Identification Number


                                         EPCO MANUFACTURING, INC., a New York
                                              corporation


                                         By:
--------------------------                   -----------------------------
                                               E. James Zabinski

                                               Its: Treasurer
                                                   -----------------------


                                         38-
                                         --------------------------------
                                         Taxpayer Identification Number


                                         STANDARD FEDERAL BANK, a
                                            federal savings bank



                                         By:
                                             ----------------------------


                                             Its:
                                             ------------------------


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